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                                                                   EXHIBIT 10.22

[RBC ROYAL BANK LOGO]

JOHN MCCANNEL                           ROYAL BANK OF CANADA
Senior Account Manager                  Greater Victoria Business Banking Centre
Tel: (250) 356-4517                     2nd Floor, 707 Fort Street
Email john.mccannel@rbc.com             Victoria, British Columbia V8W 3G3
                                        Transit 08030
                                        Fax: (250) 356-4583

November 1, 2004

PRIVATE AND CONFIDENTIAL

Aspreva Pharmaceuticals Corporation
1201-4464 Markham Street
Victoria, B.C. V8Z 7X8

ATTENTION: MR. RICHARD GLICKMAN, CHAIRMAN & CEO

Dear Sirs:

RE: ASPREVA PHARMACEUTICALS CORPORATION ("THE BORROWER")
    CREDIT FACILITIES WITH ROYAL BANK OF CANADA (THE "BANK")

Further to our recent discussions on the subject, we confirm the following amendments to your Credit Facility outlined in our letter to you of April 23, 2004 (the "Agreement").

SECURITY: Security for the Borrowings and all other obligations of the Borrower to the Bank shall include item (b), a Letter of Undertaking, signed by the Borrower and acknowledged by RBC Dominion Securities ("RBCDS"), to maintain a minimum $10,000,000 cash and equivalents within portfolio at RBCDS. This item is now held. However, the amount that the Borrower is to maintain was inadvertently shown in the Agreement as $10,000, and is hereby corrected.

Except as specifically amended above, all terms and conditions outlined in the Credit Agreement dated April 23, 2004 continue to apply.

Please provide your acceptance of this Amending Letter by signing and returning the attached copy to the Bank by November 30, 2004.

Yours truly,

/s/ JOHN MCCANNEL

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ASPREVA PHARMACEUTICALS CORPORATION     Page 2                  November 1, 2004

We acknowledge and accept the foregoing terms and conditions of this Amending Letter, this 5 day of November, 2004.

ASPREVA PHARMACEUTICALS CORPORATION

By: /s/ BRUCE COUSINS
    -----------------------------------
Name: Bruce Cousins
Title: VP, Finance & Admin

By: /s/ NOEL HALL
    -----------------------------------
Name: Noel Hall
Title: President

I/We have authority to bind the corporation.